Exhibit 10(i)




                              RABBI TRUST FOR THE
                                  PEOPLES BANK
                     DIRECTORS' AND OFFICERS' DEFERRAL PLAN





                                  CBIZ/BENMARK
                        1100 CIRCLE 75 PARKWAY, SUITE 300
                             ATLANTA, GEORGIA 30339
                            TELEPHONE: (770) 952-1529
                            FACSIMILE: (770) 952-8029

                          RABBI TRUST FOR PEOPLES BANK
                     DIRECTORS' AND OFFICERS' DEFERRAL PLAN

     This Trust Agreement effective as of the 6th day of December, 2001 by and between Peoples Bank having its principal place of business in North Carolina or any successor corporation (hereinafter referred to as the, "Bank"), and Eastern Bank & Trust Co., a banking corporation with its principal place of business in Massachusetts (hereinafter referred to as the, "Trustee").

                              W I T N E S S E T H:

     WHEREAS, Bank has adopted a non-qualified deferred compensation plan (hereinafter referred to as the, "Benefit Plan"), such Benefit Plan has been made effective as of the 1st day of January, 2002 and constitutes a non-qualified deferred compensation plan, a copy of which is attached hereto as Exhibit "A", fully incorporated herein by reference, and made a part hereof.

     WHEREAS, Bank hereby establishes this Trust (hereinafter referred to as the, "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of bank's creditors in the event of Bank's Insolvency, as herein defined, until paid to Benefit Plan participants, and their beneficiaries in such manner and at such times as specified in the Benefit Plan;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Benefit Plan as an unfunded plan, maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated Directors and Officers, for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended;

     WHEREAS, it is the intention of Bank to make contributions to the Trust pursuant to the Benefit Plan (hereinafter referred to as the, "Contributions");

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:


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                                    SECTION I
                             ESTABLISHMENT OF TRUST

     (a) This trust is hereby established as the Rabbi Trust for Peoples Bank Directors' and Officers' Deferral Plan.

     (b) Bank shall deposit, from time to time, the Contributions with Trustee in trust, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

     (c) The Trust hereby established shall be irrevocable, but may be amended as provided under (and only as provided under) Section XII.

     (d) The Trust is intended to be a grantor trust, of which Bank is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (e) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Bank and shall be used exclusively for the uses and purposes of Benefit Plan participants and general creditors as herein set forth. Benefit Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Benefit Plan and this Trust Agreement shall be mere unsecured contractual rights of Benefit Plan participants and their beneficiaries against the Trust. Any assets held by the Trust will be subject to the claims of Bank's general creditors under federal and state law in the event of Insolvency, as defined in Section III (a) herein.

     (f) The Trustee shall be accountable for all property and Contributions received, but the Trustee shall have no duty to see that the Contributions are received pursuant to the Benefit Plan, nor shall the Trustee be obligated to enforce or collect any Contribution from the Bank. Notwithstanding the foregoing, in the event of a Change in Control, the Trustee shall have the right to monitor, enforce and/or collect any Contributions due and owing from the Bank or to give notice of any default in making Contributions to any person.

     (g) The Trustee may not return to the Bank any excess assets that remain in the Trust.


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                                   SECTION II
              PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES

     (a) The Plan Participant shall deliver to the Bank a deferral and election form, in accordance with the terms of the Benefit Plan, that directs the deferrals, investments and payments of the Participant's Deferred Compensation Account. The Bank shall make Contributions to the Trust in accordance with said deferral and election form, and the Trustee shall make investments and payments accordingly. A true and correct copy of said Peoples Bank Directors' Deferral Plan Deferral and Payment Election Form is attached hereto, marked Exhibit "A-1", and fully incorporated herein by reference. Notwithstanding anything herein to the contrary, the Bank shall have the sole discretion to direct the investments of the Rabbi Trust and shall direct the Trustee accordingly.

     (b) In accordance with said deferral and election form, the Bank shall deliver to Trustee a schedule (the, "Payment Schedule") that indicates the amounts payable in respect of each Benefit Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Benefit Plan), and the time of commencement for payment of such amounts. The Trustee shall make payments in accordance with said Payment Schedule.

     (c) The Trustee shall, in accordance with the written instructions of the Bank, withhold and report any federal, state or local taxes that may be required to be withheld and reported with respect to the payment of benefits pursuant to the terms of the Benefit Plan and shall pay amounts withheld to the appropriate taxing authorities. In addition, the Trustee shall be authorized to pay any federal, state or local taxes to any government body that presents a tax deficiency notice to the Trustee with respect to income or assets of the Trust. The Bank shall deliver to the Trustee each year a schedule which specifies the amount of taxes to be withheld, if any, with respect to benefit payments to be made hereunder. Trustee shall be entitled to rely conclusively on the written instructions of Bank as to all tax reporting and withholding requirements.


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     (d)     The  entitlement  of  a  Benefit  Plan  participant  or  his or her beneficiaries to benefits under the Benefit Plan shall be determined by the Bank or such party (other than the Trustee) as it shall designate under the Benefit Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Benefit Plan.

                                  SECTION III
                  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO
                    TRUST BENEFICIARY WHEN BANK IS INSOLVENT

     (a) Trustee shall cease payment of benefits to Benefit Plan participants and their beneficiaries if the Bank is Insolvent. Bank shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Bank states to it in writing that it is unable to pay its debts as they become due, or (ii) Bank is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b)     At  all  times during the continuance of this Trust, as provided in
Section I (e) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Bank under federal and state law as set forth below.

          (1) The Board of Directors and the Chief Executive Officer of Bank shall have the duty to inform Trustee in writing of Bank's Insolvency. If a person claiming to be a creditor of Bank alleges in writing to Trustee that Bank has become Insolvent, Trustee shall determine whether Bank is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Benefit Plan participants or their beneficiaries.


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          (2)     Unless  trustee has  actual knowledge of Bank's Insolvency, or has received notice from Bank or a person claiming to be a creditor alleging that Bank is Insolvent, Trustee shall have no duty to inquire whether Bank is Insolvent. Trustee may in all events rely on such evidence concerning Bank's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Bank's solvency. Trustee shall have no liability for any payments to Benefit Plan participants or their beneficiaries after the occurrence of an Insolvency but prior to its actual knowledge thereof.

          (3) If at any time Trustee has determined that Bank is Insolvent, Trustee shall discontinue payments to Benefit Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Bank's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Benefit Plan participants or their beneficiaries to pursue their rights as general creditors of bank with respect to benefits due under the Benefit Plan or otherwise.

          (4) Trustee shall resume the payment of benefits to Benefit Plan participants or their beneficiaries in accordance with Section II of this Agreement only after Trustee has determined that Bank is not (or is no longer) Insolvent.

     (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section III (b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Benefit Plan participants or their beneficiaries under the terms of the Benefit Plan for the period of such discontinuance, less the aggregate amount of any payments made to Benefit Plan participants or their beneficiaries by Bank in lieu of the payments provided for hereunder during any such period of discontinuance.


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                                   SECTION IV
                                PAYMENTS TO BANK

      The Trustee may not return to the Bank any excess assets that remain in the Trust. If there are any assets remaining in the Trust after all required distributions are made, the excess assets shall be distributed in a pro rata share based on account balance to each participant participating in the Plan within the twelve (12) months prior to Plan termination.

                                    SECTION V
               TRUSTEE'S POWERS AND PARTICIPANT DIRECTED ACCOUNTS

     (a) In accordance with the terms of the Benefit Plan, the Bank may allow each participant to control and direct the investments of the participant's accounts. If participant directed accounts are allowed, the Bank may select a diversified group of investments to offer to the participants. All investment direction shall be made in writing by the participant to the Bank. The Trustee shall not be liable for any loss, or by any reason of any breach, which results from the participant's controlling and directing investments in his account and shall not be under any duty to advise a participant or beneficiary with respect to any investment. Each participant shall be informed of his right to direct the investment of his account and of the procedures regarding directed investments. If such participant does not elect an investment method, the Trustee shall invest the participant's accounts as directed by the Bank.

     (b) Subject to the foregoing, Trustee shall have the following powers and authority in the administration of the assets of the Trust, in addition to those vested in it elsewhere in this Trust Agreement or by law:

          (i) Subject to investment direction issued by Bank or the participant, to invest and reinvest the assets of the Trust, without distinction between principal and income, in any kind of property, real, personal or mixed, tangible or intangible, and in any kind of investment, security or obligation suitable for the investment of Trust assets, including federal, state and municipal tax-free obligations and other tax-free investment vehicles, insurance policies and


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annuity contracts, and any common trust fund, group trust, pooled fund, or other commingled investment fund maintained by the Trustee or any other bank or entity for trust investment purposes in which the Trust is eligible to invest and the provisions governing such fund shall be part of the Trust Agreement as though fully restated herein;

          (ii) To purchase, and maintain as owner, a life insurance policy or policies with respect to participants; provided; however; that the Trustee shall not be required to purchase or take any action under a life insurance policy or policies with respect to participants unless directed to do so by the Bank, which shall designate the face amount of said policy or policies, the terms of the policy or policies and the insurance company;

          (iii) To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, or otherwise to dispose of, any security or other property at any time held except that the Trustee shall have no right or obligation to take any action with respect to any insurance contract or policy unless so directed by the Bank;

          (iv) At the direction of the Bank, to settle, compromise or submit to arbitration, any claims, debts or damages, due to or owning to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings provided, however, the Trustee shall not be expected or required to undertake any of the foregoing unless there are sufficient assets in the Trust with which to do so, or the Trustee has received assurances by a party to this Trust, satisfactory to the Trustee, of the payment or reimbursement of the expenses connected therewith;

          (v) To exercise any conversion privilege (other than conversion privileges with respect to any insurance policy, which shall be exercised only upon direction of the Bank, and/or subscription right available in connection with securities or other property at any time held, to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, bank or association or to the sale, mortgage, pledge or lease of the property of any corporation, bank or association any of the securities of which may at any time be held and to do any act with reference thereto, including the exercise of options, making of agreement or subscription, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other properties so acquired;


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          (vi)     To hold cash uninvested for a reasonable period of time under the circumstances without liability for interest, pending investment thereof or the payment of expenses or making distributions therewith;

          (vii) To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable;

          (viii) To employ suitable agents and counsel and to pay their reasonable expenses and compensation;

          (ix) To register any securities held hereunder in the name of the Trustee or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to combine certificates representing such securities with certificates of the same issue held by Trustee in other fiduciary or representative capacities, or to deposit securities in any qualified central depository where such securities may be held in bulk in the name of the nominee of such depository with securities deposited by other depositors, or deposit securities issued by the United States Government, or any agency or instrumentality's thereof, with a Federal Reserve Bank;

          (x) To make, execute and deliver, as Trustee, any and all conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers;

          (xi) To have any and all other powers or authority, under the laws of the state in which the Trustee's principal executive offices are located, relevant to performance in the capacity as Trustee; and

          (xii)     To settle, compromise or submit to arbitration, any claims,
debts or damages, due or owing to or from the Trust, to commence or     defend
suits or legal proceedings and to represent the Trust in all suits or legal proceedings; provided, however, the Trustee shall not be expected or required to undertake any of the foregoing unless there are sufficient assets in the Trust with which to do so, or the Trustee has received assurances by a party to this Trust, satisfactory to the Trustee, of the payment or reimbursement of the expenses connected therewith.


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                                   SECTION VI
                              DISPOSITION OF INCOME

     During the term of this Trust, all income received by the Trust, net of distribu-tions, expenses and taxes, shall be accumulated and reinvested.

                                  SECTION VII
                              ACCOUNTING BY TRUSTEE

     Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Bank and Trustee. Trustee shall retain CBIZ/Benmark or such other administrator as the Bank may direct to provide these services. Within ninety (90) days following the close of each calendar year and within sixty (60) days after the removal or resignation of Trustee, Trustee shall deliver to Bank a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of each year or as of the date of such removal or resignation, as the case may be.

                                  SECTION VIII
                            RESPONSIBILITY OF TRUSTEE

     (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such


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matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Bank which is contemplated by, and in conformity with, the terms of the Benefit Plan or this Trust and is given in writing by Bank. In the event of a dispute between Bank and a party, Trustee may apply at the expense of the Trust to a court of competent jurisdiction (located in Massachusetts, if possible) to resolve the dispute.

     (b) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of the duties or obligations hereunder.

     (c) Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is acquired or held at the direction of Bank as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy other than to a successor Trustee, or to loan any person (including Bank) the proceeds of any borrowing against such policy.

     (d) Notwithstanding any powers granted to Trustee pursuant to this Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     (e) Trustee shall be entitled to conclusively rely upon written notice, direction, instruction, certificate or other communication believed by it to be genuine and to be signed by the proper person or persons.

     (d) Nothing contained in this Trust Agreement shall require Trustee to risk or expend its own funds in the performance of its duties hereunder. In the acceptance and performance of its duties hereunder, Trustee acts solely as Trustee of the Trust and not in its individual capacity, and all persons, other than Bank, having any claim against Trustee related to this Trust Agreement or the actions or agreements of Trustee contemplated hereby shall look solely to the Trustee for the payment or satisfaction thereof, except to the extent that Trustee has engaged in


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willful misconduct or gross negligence, or Trustee has willfully breached its obligation under this Trust Agreement.

     (g) Trustee shall not be responsible for determining whether a Change in Control (as hereinafter defined) has occurred. Bank will notify Trustee of the occurrence of a Change in Control, and Trustee shall be entitled to rely conclusively upon such notification for all purposes of a Change in Control hereunder without any liability or further duty with respect thereto.

     (h) Any amendment or amendments that are or may be made to the Benefit Plan shall not increase the Trustee's duties hereunder without the express written consent of the Trustee.

                                   SECTION IX
                      COMPENSATION AND EXPENSES OF TRUSTEE

     Bank shall pay all administrative and Trustee's fees and expenses. If not paid by Bank, the fees and expenses shall be paid from the Trust.

                                    SECTION X
                       RESIGNATION AND REMOVAL OF TRUSTEE

     (a) Trustee may resign at any time by written notice to Bank, which shall be effective sixty (60) days after receipt of such notice unless Bank and Trustee agree otherwise, whether or not a successor has been appointed and qualifies. Trustee shall pay or deliver property to the successor Trustee or Bank (in further trust, pending the appointment of a successor) as the case may be, at the end of such period.

     (b) Trustee may be removed by Bank on sixty (60) days notice to Trustee or upon shorter notice accepted by Trustee. A successor Trustee may be removed by Bank on ninety (90) days notice to such successor Trustee or upon shorter notice accepted by the successor Trustee.

     (c)(1) If, at the time of a Change in Control (as defined herein), the then acting Trustee is an individual or entity, not independent of the Bank, the Board of Directors of the Bank, as in existence immediately prior to the Change in Control, shall designate an independent third party


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with corporate trustee powers to act as successor Trustee and upon such appointment, the Trustee acting prior to such Change in Control shall resign. The successor Trustee appointed by the Board of Directors may not be removed by the Bank for two (2) years following the date of such Change in Control.

         (2) If, at the time of a Change in Control (as defined herein), the Trustee is, other than serving as Trustee hereunder, an independent party with respect to the Bank, Trustee may not be removed by Bank for the two (2) years following the date of such a Change in Control. Such Trustee also may not be removed by Bank in anticipation of a Change in Control.

     (d) If Trustee resigns at any time following a Change in Control, or if Trustee is removed by Bank at any time following the expiration of the two (2) year period (as described in Subpart (c) above) following a Change in Control, the President of the Bank, as in existence immediately prior to a Change in Control, shall select a successor Trustee in accordance with the provisions of XI (a) hereof and such selection shall be made on or before the effective date of Trustee's resignation or removal. In all other instances of resignation or removal, Bank shall select a successor Trustee in accordance with the provisions of XI (a) hereof, with such selection being made on or before the effective date of Trustee's resignation or removal.

     (e) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be promptly transferred to the successor Trustee, in accordance with sub-section (a) hereof.

     (f) If Trustee resigns or is removed under paragraph (a), (b), or (d) of this Section X, a successor shall be appointed in accordance with Section XI hereof, with such selection being made on or before the effective date of resignation or removal. If no such appointment has been made, Bank or Trustee (as applicable) may apply to a court of competent jurisdiction for appointment of a successor or for instructions. Should the Trustee be required to apply to a court of competent jurisdiction for such purpose, all expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                   SECTION XI
                            APPOINTMENT OF SUCCESSOR


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     (a)     If Trustee resigns or is removed pursuant to the provisions of
Section X hereof, Bank may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, to serve as successor Trustee hereunder. The appointment of a successor Trustee shall be effective when accepted in writing by the new trustee. The new Trustee shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

     (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections VII and VIII hereof. The successor Trustee shall not be responsible for and Bank shall indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior Trustee from any other past event, or any condition existing at the time it becomes successor Trustee.


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
                                  SECTION XII
                            AMENDMENT OR TERMINATION


     (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Bank. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Benefit Plan or shall make the Trust revocable.

     (b) The Trust shall not terminate until Benefit Plan participants and their beneficiaries are no longer entitled to any benefits pursuant to the terms of the Benefit Plan. Upon termination of the Trust any assets remaining in the Trust shall be distributed as directed in Section IV herein, but in no event shall any assets be returned to the Bank. Notwithstanding the foregoing, if at any time prior to the termination of the Trust pursuant to the provisions set forth herein, the Trust has distributed its entire corpus, the Trust shall terminate unless within sixty (60) days of notification to the Bank by trustee that all assets of the Trust have been distributed, the Bank makes additional contributions to the Trust for purposes of paying the benefits set forth herein.

     (c) All assets in the Trust at termination shall, after payment of all amounts due to Trustee and all fees, taxes, expenses chargeable to the Trust, be distributed as directed in Section IV herein, but in no event shall any assets be returned to the Bank.

     (d) Section(s) I (one), II (two), VI (six), X (ten) and XII (twelve) of this Trust Agreement may not be amended by Bank (i) in anticipation of or (ii) for two (2) years following a Change of Control, as defined herein.


                                  SECTION XIII
                                  MISCELLANEOUS


     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Benefit Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged,


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encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and constructed in accordance with the laws of the Commonwealth of Massachusetts. Nothing in this Trust Agreement shall be construed to subject the Trust to the Employee Retirement Income Security Act of 1974, as amended.

     (d) For purposes of this Trust, Change in Control shall mean any one of the following with respect to (i) the Bank or any successor thereto:

               (i) any merger, consolidation or reorganization where the Bank that is the participant's employer (or that the participant is a director of) is not the consolidated or surviving entity;

               (2) any acquisition of more than fifty percent (50%) of the stock of the Bank that is the participant's employer (or that the participant is a director of) by a third party or parties;

               (3) any transfer of all or substantially all of the assets of the Bank that is the participant's employer (or that the participant is a director of) to a third party or parties; or

               (4) Any conversion from a mutually owned Bank to stock ownership.

     (e) The Bank shall be required to notify the Trustee of a Change in Control or imminent Change in Control (for these purposes, a Change in Control shall be imminent if it shall occur within sixty (60) days from the date of said notice). The Trustee shall not be charged with actual knowledge of a Change in Control until it has received notice, in writing, of such Change in Control or imminent Change in Control.

     (f) Every direction or notice authorized hereunder shall be deemed delivered to the Bank or the Trustee as the case may be:

               (i) on the date it is personally delivered to the Bank or the Trustee at its respective principal executive offices, or

               (ii) three (3) business days after it is sent by registered or certified mail, postage prepaid, addressed to the Bank, the Trustee or the Benefits Determiner at such principal executive offices.


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
     (g) The Trustee shall be fully protected in relying upon a certification of an authorized representative of the Bank with respect to any instruction, direction or approval of the Bank required or permitted hereunder, and protected also in relying upon the certification until a subsequent certification is filed with the Trustee. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the trust and accuracy contained therein.

     (h) Communications under this Agreement shall be in writing and shall be sent to the following addresses:

               Trustee:     Thomas A. Nussbaum
                            Eastern Bank & Trust Co.
                            2 Adams Place, AP06
                            Quincy, MA  02169-7456

               Bank:        Peoples Bank
                            218 S. Main Avenue
                            Newton, North Carolina 28658-0467

               Benefits     CBIZ/Benmark
               Determiner:  1100 Circle 75 Parkway, Suite 300
                            Atlanta, Georgia  30339


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      (i)     This Trust Agreement may be executed in any number of
counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one agreement.

                                  SECTION XIV
                                 EFFECTIVE DATE

          The effective date of this Trust Agreement shall be the 6th day of December, 2001.

     IN WITNESS WHEREOF, this instrument has been executed as of the day and year first above written.

ATTEST:                                 PEOPLES BANK


                                        By:    /s/  Tony W. Wolfe
------------------------                   ------------------------------------


------------------------                   ------------------------------------
                                                        (Title)


ATTEST:                                 EASTERN BANK & TRUST CO.


  /s/  Debbie Entrekin                  By:   /s/  Thomas A. Hussbaum
------------------------                   ------------------------------------
                                                       (Trustee)


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